UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-23688

______________________________________________

PUERTO RICO RESIDENTS TAX-FREE FUND, INC.

(Exact name of registrant as specified in charter)

 (Exact name of registrant as specified in charter)

Buchanan Office Center
40 Carr. 165 Suite 201
Guaynabo, PR 00968-8022

(Address of principal executive offices)(Zip code)

Ivelisse M. Ortiz Moreau

Secretary

American International Plaza Building

10th Floor, 250 Munoz Rivera Avenue

San Juan, PR 00918

(Name and Address of Agent for Service)

Copy to:

John T. Fitzgerald, Esq.

McDermott Will & Schulte LLP

919 Third Avenue

New York, NY 10022

Registrant’s telephone number, including area code: 787-764-1788

Date of fiscal year end: August 31

Date of reporting period: September 1, 2024 – August 31, 2025

Item 1. Report to Shareholders.

(a)       The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “1940 Act”).

Puerto Rico Residents Tax-Free Fund, Inc.

August 31, 2025
Annual Report

TABLE OF CONTENTS

Portfolio Update	2
Schedule of Investments	7
Statement of Assets and Liabilities	11
Statement of Operations	12
Statements of Changes in Net Assets	13
Statement of Cash Flows	14
Financial Highlights	15
Notes to Financial Statements	17
Report of Independent Registered Public Accounting Firm	32
Other Information	33
Management of the Fund	34
Statement Regarding Basis for Approval of Investment Advisory Contract	36
Privacy Policy	42

Puerto Rico Residents Tax-Free Fund, Inc.	Portfolio Update

August 31, 2025 (Unaudited)

MANAGEMENT DISCUSSION OF FUND PERFORMANCE

REGISTRATION UNDER THE INVESTMENT COMPANY ACT OF 1940

The Fund is a non-diversified closed-end management investment company organized under the laws of the Commonwealth of Puerto Rico (“Puerto Rico”) and is registered as an investment company under the Investment Company Act of 1940, as amended (the “1940 Act”), as of May 21, 2021. Prior thereto, the Fund was registered under the Puerto Rico Investment Companies Act of 1954, as amended.

On May 24, 2018, the Economic Growth, Regulatory Relief, and Consumer Protection Act (Pub. L. No. 115-174) was signed into law and amended the 1940 Act to repeal the exemption from its registration of investment companies created under the laws of Puerto Rico, the U.S. Virgin Islands, or any other U.S. possession under Section 6(a)(1) thereof. The repeal of the exemption took effect on May 24, 2021. Upon registration under the 1940 Act, the Fund must now register its future offerings of securities under the Securities Act of 1933, as amended (the “1933 Act”), absent an available exception. There is limited trading in Fund shares, which are not registered under the 1933 Act, and are only traded via private transactions. The Fund has suspended the issuance of Tax-Exempt Secured Obligations (“TSOs”) pending registration under the 1933 Act.

FUND PERFORMANCE

The following table shows the Fund’s performance for the fiscal year ended August 31, 2025, as compared to the Bloomberg Municipal Bond Index. Past performance is not predictive of future results.

Performance calculations do not reflect any deduction of taxes that a shareholder may have to pay on Fund distributions or any commissions payable on the sale of Fund shares. The return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value (“NAV”) on the ex-dividend dates. Total returns for periods of less than one year have not been annualized. Current performance may be higher or lower than the performance data quoted.

	Average Annual Total Returns as of August 31, 2025
	1-Year	Since Inception
Puerto Rico Residents Tax-Free Fund, Inc. - NAV	(5.42%)	(3.18%)
Puerto Rico Residents Tax-Free Fund, Inc. - Market	8.81%	(8.71%)
Bloomberg Municipal Bond Index	0.08%	(0.10%)

Puerto Rico Residents Tax-Free Fund, Inc.	Portfolio Update

August 31, 2025 (Unaudited)

The following table provides summary data on the Fund’s dividends based on NAV and market prices as of August 31, 2025:

Dividend yield based on market	0.94%
Dividend yield based on NAV	0.49%
NAV as of August 31, 2025	$3.09

The Fund seeks to pay monthly dividends out of its net investment income. To allow the Fund to maintain a more stable monthly dividend, the Fund may pay dividends that are more or less than the amount of net income earned during the period. The Fund’s dividend distribution of $164,992 consisted of the Fund’s net investment income for the period. The basis of the distributions is the Fund’s net investment income for tax purposes.

Puerto Rico Residents Tax-Free Fund, Inc.	Portfolio Update

August 31, 2025 (Unaudited)

The table below reflects the breakdown of the Fund’s investment portfolio as of August 31, 2025. For details of the security categories below, please refer to the enclosed Schedule of Investments.

Asset allocation (% of Total Portfolio)
Municipal Bonds	48.6%
Government Bonds	44.3%
Mortgage-backed Securities	3.6%
Mutual Funds	3.5%

The largest Puerto Rico municipal bond holding in the portfolio, representing 55.3%, are the new issue Puerto Rico Sales Tax Financing Corporation (“COFINA”) bonds. The newly exchanged bonds are secured by 53.65% of the pledged sales and use tax through 2058, which amounts to $531.7 million for period 2025, and a 4% increase each period, capping out at $992.5 million in period 2041. Even though interest rates were higher during the period, the valuation of the COFINA bonds increased during the period. The COFINA collection report as of August 31, 2025, reported a 6.9% increase in the collections of the pledged sales and use tax (IVU) versus last period. The debt service reserve for period 2023-2024 was fully funded during October 2023.

The Fund owns several mortgage-backed securities (“MBS”) representing 3.6% of its portfolio. The MBS consist of Puerto Rico mortgage pools issued or guaranteed by U.S. agencies and certain notes collateralized with U.S. agency mortgage pools. The balance of the MBS decreased mostly as a result of repayments of the underlying mortgages.

The Fund’s U.S. holdings are comprised of U.S. agencies and U.S. municipal bonds representing 44.3% and 48.6%, respectively of the portfolio. The U.S. agencies decreased in value during the period in response to higher interest rates across the yield curve.

The Fund’s NAV decreased $0.20 during the period from $3.29 at the beginning of the period to $3.09 at period-end. As discussed above, there was a net decrease in the valuation of the Fund’s portfolio.

FUND HOLDINGS SUMMARY

The following tables show the Fund’s portfolio allocation using various metrics as of period-end. It should not be construed as a measure of performance for the Fund itself. The portfolio is actively managed, and holdings are subject to change.

Portfolio Composition (% of Total Portfolio)		Geographic Allocation (% of Total Portfolio)

Municipal Bonds	48.6%	Puerto Rico	36.7%
US Government and Agency		United States	63.3%
Obligations	44.3%	Total	100.0%
Investment Companies	3.5%
Fannie Mae Bonds	2.9%
Tax Exempt Notes	0.4%
Fannie Mae Bonds	0.2%
GNMA Bonds	0.1%
Total 100.0%

Puerto Rico Residents Tax-Free Fund, Inc.	Portfolio Update

August 31, 2025 (Unaudited)

The following table shows the Fund’s security portfolio ratings as of August 31, 2025. The ratings used are the highest rating given by one of the three nationally recognized rating agencies, Fitch Ratings (Fitch), Moody’s Investors Service (Moody’s), and S&P Global Ratings (S&P). Ratings are subject to change.

Rating	Percent (% of Total Portfolio)
AA	49.50%
BBB	6.70%
Not Rated	43.80%
Total	100.0%
1.	During the Fund’s period, the United States lost its last remaining sovereign AAA rating when Moody’s downgraded it to AA1, citing as rational “the increase over more than a decade in government debt and interest payment ratios to levels that are significantly higher than similarly rated sovereigns.” Both S&P and Fitch had already downgraded the rating to their equivalent rating of AA+.

The “Not-Rated” category is comprised of restructured COFINA bonds issued in 2019 and a minor position in a Puerto Rico Commonwealth General Obligation/Highway & Transportation Authority revenue bond. The restructured COFINA bonds were issued without a rating from any of the rating agencies, pending a determination of the Board of Directors of COFINA on the appropriate timing to apply for such rating. As of June 30, 2025, the COFINA Board had not applied for a rating.

This material is not intended to be a recommendation or investment advice, does not constitute a solicitation to buy, sell, or hold a security or an investment strategy and is not provided in a fiduciary capacity. The information provided does not take into account the specific objectives or circumstances of any particular investor or suggest any specific course of action. Investment decisions should be made based on an investor’s objectives and circumstances and in consultation with his or her financial advisors. The Fund disclaims any obligation to update publicly the views expressed herein.

FUND LEVERAGE

THE BENEFITS AND RISKS OF LEVERAGE

The Fund has discontinued the use of leverage as part of its investment program.

As a fundamental policy, the Fund may only issue senior securities, as defined in the 1940 Act (“Senior Securities”), representing indebtedness to the extent that immediately after their issuance, the value of its total assets, less all the Fund’s liabilities and indebtedness that are not represented by Senior Securities being issued or already outstanding, is equal to or greater than the total of 300% of the aggregate par value of all outstanding indebtedness issued by the Fund. The Fund may only issue Senior Securities representing preferred stock to the extent that immediately after any such issuance, the value of its total assets, less all the Fund’s liabilities and indebtedness that are not represented by Senior Securities being issued or already outstanding, is equal to or greater than the total of 200% of the aggregate par value of all outstanding preferred stock (not including any accumulated dividends or other distributions attributable to such preferred stock) issued by the Fund. These asset coverage requirements must also be met any time the Fund pays a dividend or makes any other distribution on its issued and outstanding shares of common stock or any shares of its preferred stock (other than a dividend or other distribution payable in additional shares of common stock) as well as any time the Fund repurchases any shares of common stock, in each case after giving effect to such repurchase of shares of common stock or issuance of preferred stock, debt securities, or other forms of leverage in order to maintain asset coverage at the required levels. To the extent necessary, the Fund may purchase or redeem preferred stock, debt securities, or other forms of leverage in order to maintain asset coverage at the required levels. In such instances, the Fund will redeem Senior Securities, as needed, to maintain the required asset coverage.

Puerto Rico Residents Tax-Free Fund, Inc.	Portfolio Update

August 31, 2025 (Unaudited)

Subject to the above percentage limitations, the Fund may also engage in certain additional borrowings from banks or other financial institutions through reverse repurchase agreements. In addition, the Fund may also borrow for temporary or emergency purposes in an amount of up to an additional 5% of its total assets.

Leverage can produce additional income when the income derived from investments financed with borrowed funds exceeds the cost of such borrowed funds. In such an event, the Fund’s net income will be greater than it would be without leverage. On the other hand, if the income derived from securities purchased with borrowed funds is not sufficient to cover the cost of such funds, the Fund’s net income will be less than it would be without leverage.

To obtain leverage, the Fund may enter into collateralized reverse repurchase agreements with major institutions in the U.S. and/or (“issue TSOs”) in the Puerto Rico market. Both if applicable are accounted for as collateralized borrowings in the financial statements. Typically, the Fund borrows for approximately 30-90 days at a variable borrowing rate based on short-term rates. The TSO program was suspended in May 2021 pending registration under the 1933 Act.

As of August 31, 2025, the Fund had no leverage outstanding.

Puerto Rico Residents Tax-Free Fund, Inc.	Schedule of Investments

August 31, 2025

Puerto Rico Residents Tax-Free Fund, Inc.	Schedule of Investments

August 31, 2025

Principal Amount/ Description		Rate	Maturity	Fair Value
Freddie Mac Bonds (0.23%)[(c)]				
$ 26,097	Federal Home Loan Mortgage Corp. Pool A48515	6.000%	04/01/36	$ 26,692
11,439	Federal Home Loan Mortgage Corp. Pool D78523	7.000%	02/01/27	12,036
16,458	Federal Home Loan Mortgage Corp. Pool C18249	7.000%	11/01/28	17,317
				56,045
GNMA Bonds (0.11%)[(d)]				
25,000	Government National Mortgage Association Pool 556254	6.500%	08/15/31	25,939
1,831	Government National Mortgage Association Pool 548495	7.000%	05/15/31	1,838
				27,777
Tax Exempt Notes (0.39%)[(e)]				
8,144	Community Endowment, Inc - collateralized by FN 536042	8.000%	09/01/30	8,559
10,749	Community Endowment, Inc - collateralized by FN 536020	8.500%	05/01/30	10,867
20,540	Community Endowment, Inc - collateralized by GN 445570	7.000%	09/15/27	20,586
25,259	Community Endowment, Inc - collateralized by GN 445569	7.000%	09/15/27	25,387
28,761	Community Endowment, Inc - collateralized by GN 470920	7.000%	04/15/28	29,113
				94,512
Total Mortgage-Backed Securities (Cost $854,738)				**883,208**
Municipal Bonds (48.80%)				
California (5.25%)				
1,070,000	State of California, General Obligation Unlimited Bonds	7.625%	03/01/40	1,284,335
Illinois (6.71%)				
1,825,000	City of Chicago, 2012 Series B, General Obligation Unlimited Bonds	5.432%	01/01/42	1,642,482

Puerto Rico Residents Tax-Free Fund, Inc.	Schedule of Investments

August 31, 2025

Puerto Rico Residents Tax-Free Fund, Inc.	Schedule of Investments

August 31, 2025

(a)	Security may be called before its maturity date.
(b)	Puerto Rico Fannie Mae Taxable - Represents mortgage-backed obligations guaranteed by the Federal National Mortgage Association. They are subject to principal paydowns as a result of prepayments or refinancing of the underlying mortgage instruments. As a result, the average life may be substantially less than the original maturity.
(c)	Puerto Rico Freddie Mac - Represents mortgage-backed obligations guaranteed by the Federal Home Loan Mortgage Corporation. They are subject to principal paydowns as a result of prepayments or refinancing of the underlying mortgage instruments. As a result, the average life may be substantially less than the original maturity.
(d)	Puerto Rico GNMA - Represents mortgage-backed obligations guaranteed by the Government National Mortgage Association. They are subject to principal paydowns as a result of prepayments or refinancing of the underlying mortgage instruments. As a result, the average life may be substantially less than the original maturity.
(e)	Community Endowment - These obligations are collateralized by mortgage-backed securities and the only source of repayment is the collateral. They are subject to principal paydowns as a result of prepayments or refinancing of the underlying mortgage instruments. As a result, the average life may be substantially less than the original maturity.
(f)	Issued with a zero coupon. Income is recognized through the accretion of discount.
(g)	Revenue Bonds - issued by agencies and payable from revenues and other sources of income of the agency as specified in the applicable prospectus. These obligations are not an obligation of the Commonwealth of Puerto Rico.
(h)	Rate shown reflects yield at August 31,2025.

See Notes to Financial Statements

Puerto Rico Residents Tax-Free Fund, Inc.	Statement of Assets and Liabilities

August 31, 2025

See Notes to Financial Statements

Puerto Rico Residents Tax-Free Fund, Inc.	Statement of Operations

For the year ended August 31, 2025

See Notes to Financial Statements

Puerto Rico Residents Tax-Free Fund, Inc.	Statements of Changes in Net Assets

See Notes to Financial Statements

Puerto Rico Residents Tax-Free Fund, Inc.	Statement of Cash Flows

For the year ended August 31, 2025

CASH FLOWS FROM OPERATING ACTIVITIES:		
Net (decrease) in net assets resulting from operations	$	(1,446,806)
Adjustments to reconcile net increase/(decrease) in net assets from operations to net cash provided by operating activities:		
Purchases of long-term investment securities		(6,300,000)
Proceeds from calls and paydowns of portfolio securities		13,176,763
Amortization of premium and accretion of discount on investments, net		(105,331)
Net realized (gain)/loss on:		
Investments		456,105
Net change in unrealized (appreciation)/depreciation on:		
Investments		1,180,013
(Increase)/Decrease in assets:		
Interest receivable		31,130
Prepaid and other assets		(188,359)
Increase/(Decrease) in liabilities:		
Interest payable		(16,675)
Dividends payable		(6,571)
Payable to adviser		67,403
Payable to fund accounting and administration fees		8,143
Payable to transfer agency		1,227
Payable for compliance fees		1,666
Payable for custodian fees		(827)
Payable for audit fees		(938)
Payable for legal fees		395,152
Other payables		(173,982)
Net cash provided by/(used in) operating activities	$	7,078,113
CASH FLOWS FROM FINANCING ACTIVITIES:		
Securities purchased under reverse repurchase agreements	$	(93,178,000)
Securities sold under reverse repurchase agreements		86,928,000
Cash distributions paid to common shareholders- net of distributions reinvested		(161,534)
Net cash provided by/(used in) financing activities	$	(6,411,534)
Net increase in cash and cash equivalents	$	666,579
Cash and cash equivalents, beginning of year	$	180,406
Cash and cash equivalents, end of year	$	846,985
SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:		
Cash paid during the year for interest expense on reverse repurchase agreements	$	325,475
NON-CASH ACTIVITIES:		
Reinvestment of dividends	$	3,458

See Notes to Financial Statements

Puerto Rico Residents Tax-Free Fund, Inc.	Financial Highlights

See Notes to Financial Statements

Puerto Rico Residents Tax-Free Fund, Inc.	Financial Highlights

August 31, 2025

(a)	Based on weekly average outstanding common shares of 7,919,331 for the year ended August 31, 2025, 7,971,877 for the year ended August 31, 2024, 7,916,865, for the year ended August 31, 2023, 7,912,812 for the year ended August 31, 2022, and 7,906,360 for the year ended August 31, 2021.
(b)	End of year market values are provided by UBS Financial Services Inc., a dealer of the Fund’s shares and an affiliated party. The market values shown may reflect limited trading in shares of the Fund in an over-the-counter market.
(c)	Dividends are assumed to be reinvested at the per share net asset value as defined in the dividend reinvestment plan.
(d)	The return is calculated based on market values provided by UBS Financial Services Inc., a dealer of the Fund’s shares and an affiliated party.
(e)	Based on average net assets attributable to common shares of $25,424,840 for the year ended August 31, 2025, $25,293,145 for the year ended August 31, 2024, $24,383,463 for the year ended August 31, 2023, $28,454,310 for the year ended August 31, 2022, and $30,175,808 for the year ended August 31, 2021.
(f)	Expenses include both operating and interest and leverage related expenses.
(g)	The effect of the expenses waived for the year ended August 31, 2025, for the year ended August 31, 2024, for the year ended August 31, 2023, for the year ended August 31, 2022 and for the year ended August 31, 2021 , was to decrease the expense ratio, thus increasing the net investment income ratio to average net assets applicable to common shareholders by 0.59%, 0.93%, 0.91%, 0.85% and 1.11% respectively.
(h)	Operating expenses represent total expenses excluding interest and leverage related expenses.

Puerto Rico Residents Tax-Free Fund, Inc.	Notes to Financial Statements

August 31, 2025

NOTE 1. REPORTING ENTITY AND SIGNIFICANT ACCOUNTING POLICIES

Puerto Rico Residents Tax-Free Fund, Inc. (the “Fund”) is a non-diversified closed-end management investment company. The Fund is a corporation organized under the laws of the Commonwealth of Puerto Rico (“Puerto Rico”) and is registered as an investment company under the 1940 Act as of May 21, 2021. Prior to such date and since inception, the Fund was registered and operated under the Puerto Rico Investment Companies Act of 1954, as amended. The Fund was incorporated on August 26, 1994, and commenced operations on January 12, 1995. UBS Asset Managers of Puerto Rico, a division of UBS Trust Company of Puerto Rico, served as the Fund’s investment adviser until July 19, 2025. Effective July 20, 2025, Atlas Asset Management (“Atlas”) became the Fund’s investment adviser pursuant to an interim investment advisory agreement. Effective May 13, 2025, State Street Bank and Trust Company serves as the Fund’s Administrator.

The Fund’s investment objective is to achieve a high level of current income that, for Puerto Rico residents, is exempt from federal and Puerto Rico income taxes, consistent with the preservation of capital. There is no assurance that the Fund will achieve its investment objective.

On May 24, 2018, the Economic Growth, Regulatory Relief, and Consumer Protection Act (Pub. L. No. 115-174) was signed into law and amended the 1940 Act to repeal the exemption from its registration of investment companies created under the laws of Puerto Rico, the U.S. Virgin Islands, or any other U.S. possession under Section 6(a)(1) thereof. The repeal of the exemption took effect on May 24, 2021. Upon registration under the 1940 Act, the Fund must now register its future offering of securities under the 1933 Act, absent an available exception. There is limited trading in Fund shares, which are not registered under the 1933 Act, and are only traded via private transactions. The Fund has suspended the issuance of TSOs pending registration under the 1933 Act.

The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (“GAAP”), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:

(a)	Cash and Cash Equivalents – Cash and cash equivalents consist of demand deposits and funds invested in short-term investments with original maturities of 90 days or less. Cash and cash equivalents are valued at amortized cost, which approximates fair value. At August 31, 2025, cash and cash equivalents consisted of a time deposit open account amounting to $0 with JPMorgan Chase Bank, N.A.
(b)	Valuation of Investments – Investments included in the Fund’s financial statements have been stated at fair value as determined by the Fund, with the assistance of Atlas Asset Management of Puerto Rico, a division of UBS Trust Company of Puerto Rico (the “Investment Adviser”) (refer to Note 3 for details on the investment advisory agreement), on the basis of valuations provided by dealers or by pricing services which are approved by Fund management and the Fund’s Board of Directors (the “Board”) in accordance with the valuation methods set forth in the governing documents and related policies and procedures. See Note 2 for further discussions regarding fair value disclosures. The Investment Adviser has been appointed by the Fund’s Board as the valuation designee pursuant to Rule 2a-5 of the 1940 Act. See Note 2 for further discussions regarding fair value disclosures.

Puerto Rico Residents Tax-Free Fund, Inc.	Notes to Financial Statements

August 31, 2025

(c)	Taxation – The Fund has elected to be treated as a registered investment company under the Puerto Rico Internal Revenue Code of 2011, as amended, and the regulations and administrative pronouncements promulgated thereunder. As a registered investment company under the 1940 Act, the Fund will not be subject to Puerto Rico income tax for any taxable period if it distributes at least 90% of its taxable net investment income for such period, as determined for these purposes pursuant to the provisions of section 1112.01(a)(2) of the Puerto Rico Internal Revenue Code of 2011, as amended. Accordingly, as the Fund intends to meet this distribution requirement, the income earned by the Fund is not subject to Puerto Rico income tax at the Fund level. The Fund has never been subject to taxation.

In addition, the fixed income and equity investments of the Fund are exempt from Puerto Rico personal property taxes. The Fund does not intend to qualify as a Regulated Investment Company (“RIC”) under Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, and consequently an investor that is not (i) an individual who has his or her principal residence in Puerto Rico, or (ii) a person, other than an individual, that has its principal office and principal place of business in Puerto Rico will not receive the tax benefits of an investment in typical U.S. mutual funds (such as RIC tax treatment, i.e., availability of pass-through tax status for non-Puerto Rico residents) and may have adverse tax consequences for U.S. federal income tax purposes. The Fund is exempt from United States income taxes, except for dividends received from United States sources, which are subject to a 10% United States withholding tax if certain requirements are met. In the opinion of the Fund’s legal counsel, the Fund is not required to file a U.S. federal income tax return.

FASB Accounting Standards Codification Topic 740, Income Taxes (ASC 740) requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax return to determine whether the tax positions are “more likely than not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the “more likely than not” threshold are recorded as a tax expense in the current period. Management has analyzed the Fund’s tax positions taken on its Puerto Rico income tax returns for all open tax periods (the current and prior three tax periods) and has concluded that there are no uncertain tax positions. On an ongoing basis, management will monitor the Fund’s tax position to determine if adjustments to this conclusion are necessary. The Fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expenses in the Statement of Operations. During the period ended August 31, 2025, the Fund did not incur any interest or penalties.

(d)	Statement of Cash Flows – The Fund invests in securities and distributes dividends from net investment income, which are paid in cash or are reinvested at the discretion of common shareholders. These activities are reported in the Statement of Changes in Net Assets. Additional information on cash receipts and payments is presented in the Statement of Cash Flows. Accounting practices that do not affect the reporting of activities on a cash basis include carrying investments at fair value and amortizing premiums or discounts on debt obligations.
(e)	Dividends and Distributions to Shareholders – Dividends from substantially all of the Fund’s net investment income are declared and paid monthly. The Fund may at times pay out more or less than the entire amount of net investment income earned in any particular period and may at times pay out such accumulated undistributed income earned in other periods in order to permit the Fund a more stable level of distribution. The Fund records dividends to its shareholders on the ex-dividend date. The Fund does not expect to make distributions of net realized capital gains, although the Fund’s Board reserves the right to do so in its sole discretion.

Puerto Rico Residents Tax-Free Fund, Inc.	Notes to Financial Statements

August 31, 2025

(f)	Reverse Repurchase Agreements – Under these agreements, the Fund sells portfolio securities, receives cash in exchange, and agrees to repurchase the securities at a mutually agreed upon date and price. Ordinarily, those counterparties with which the Fund enters into these agreements require delivery of collateral, nevertheless, the Fund retains ownership of the collateral through the agreement that requires the repurchase and return of such collateral. These transactions are treated as financings and recorded as liabilities. Therefore, no gain or loss is recognized on the transaction and the securities pledged as collateral remain recorded as assets of the Fund. The Fund enters into reverse repurchase agreements that do not have third-party custodians, with the collateral delivered directly to the counterparty. Pursuant to the terms of the standard SIFMA Master Repurchase Agreement, the counterparty is free to repledge or rehypothecate the collateral, provided it is delivered to the Fund upon maturity of the reverse repurchase agreement. This arrangement allows the Fund to receive better interest rates and pricing on the reverse repurchase agreements. While the Fund cannot monitor the rehypothecation of collateral, it does monitor the market value of the collateral versus the repurchase amount, that the income from the collateral is paid to the Fund on a timely basis, and that the collateral is returned at the end of the reverse repurchase agreement. These agreements involve the risk that the market value of the securities purchased with the proceeds from the sale of securities received by the Fund may decline below the price of the securities that the Fund is obligated to repurchase and that the value of the collateral posted by the Fund increases in value and the counterparty does not return it. Because the Fund borrows under reverse repurchase agreements based on the estimated fair value of the pledged assets, the Fund’s ongoing ability to borrow under its reverse repurchase facilities may be limited, and its lenders may initiate margin calls in the event of adverse changes in the market. A decrease in market value of the pledged assets may require the Fund to post additional collateral or otherwise sell assets at a time when it may not be in the best interest of the Fund to do so (See Note 6). There were no reverse repurchase agreements outstanding for the period-end August 31, 2025.
(g)	Short- and Medium-term Notes – The Fund has a short- and medium-term notes payable program as a funding vehicle to increase the amount available for investment. The short- and medium-term notes are issued from time to time in denominations of at least $1,000 and maturing in periods of up to 270 days and over 270 days, respectively. The notes are collateralized by the pledge of certain securities of the Fund. The pledged securities are held by State Street Bank & Trust Co. (the “Custodian”), as collateral agent, for the benefit of the holders of the notes. Selling fees related to the issuance of medium-term notes are amortized throughout the term of the note or until its first call date. There were no short- or medium-term notes outstanding for the period ended August 31, 2025.
(h)	Restructuring Expenses – Legal expenses incurred by the Fund related to Puerto Rico bond restructurings have been accounted for as a realized loss. There were no restructuring expenses throughout the period.

Puerto Rico Residents Tax-Free Fund, Inc.	Notes to Financial Statements

August 31, 2025

(i)	Operating Segments – In this reporting period, the Fund adopted FASB Accounting Standards Update 2023-07, Segment Reporting (Topic 280) Improvements to Reportable Segment Disclosures (ASU 2023-07). Adoption of the new standard impacted financial statement disclosures only and did not affect the Fund’s financial position or the results of its operations. The ASU 2023-07 is effective for periods beginning after December 15, 2023, and required retrospective application for all periods presented within the financial statements.

(j)	An operating segment is defined in Topic 280 as a component of a public entity that engages in business activities from which it may recognize revenues and incur expenses, has operating results that are regularly reviewed by the public entity’s chief operating decision maker (“CODM”) to make decisions about resources to be allocated to the segment and asses its performance, and has discrete financial information available. The Asset Liability Committee (ALCO) of the Fund’s Investment Adviser acts as the Fund’s CODM. Since its commencement, the Fund operates and is managed as a single operating segment, as the CODM monitors the operating results of the Fund as a whole and the Fund’s long-term strategic portfolio allocation is pre-determined in accordance with the term of its prospectus, based on a defined investment strategy which is executed by the Fund’s portfolio managers as a team.

The financial information in the form of the Fund’s portfolio investments, geographic allocation, leverage, net investment income, total return, expense ratio and changes in net assets resulting from operations, which are used by the CODM to assess the segment’s performance versus the Fund’s comparative benchmark and to make resource allocation decisions for the Fund’s single segment is consistent with that presented within the Fund’s Financial Statements. The Accounting policies of the Fund are consistent with those described in these Notes to Financial Statement. Segment assets are reflected on the accompanying Statements of Assets and Liabilities as “total assets” and significant segment expenses are listed on the accompanying Statement of Operations

(k)	Other – Security transactions are accounted for on the trade date (the date the order to buy or sell is executed). Realized gains and losses on security transactions are determined based on the identified cost method. Premiums and discounts on securities purchased are amortized over the life or the expected life of the respective securities using the effective interest method. Interest income on preferred equity securities is accrued daily except when collection is not expected. Dividend income on preferred equity securities is recorded on the ex-dividend date.

Puerto Rico Residents Tax-Free Fund, Inc.	Notes to Financial Statements

August 31, 2025

NOTE 2. FAIR VALUE MEASUREMENTS

Under GAAP, fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. A fair value measurement assumes that the transaction to sell the asset or transfer the liability occurs in the principal market for the asset or liability or, in the absence of a principal market, the most advantageous market for the asset or liability.

GAAP establishes a fair value hierarchy that prioritizes the inputs and valuation techniques used to measure fair value into three levels in order to increase consistency and comparability in fair value measurements and disclosures. The classification of assets and liabilities within the hierarchy is based on whether the inputs to the valuation methodology used for the fair value measurement are observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from independent sources. Unobservable inputs reflect the Fund’s estimates about assumptions that market participants would use in pricing the asset or liability based on the best information available. The hierarchy is broken down into three levels based on the reliability of inputs as follows:

Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities at the measurement date. Valuation on these instruments does not need a significant degree of judgment since valuations are based on quoted prices that are readily available in an active market.

Level 2 – Quoted prices other than those included in Level 1 that are observable either directly or indirectly. Level 2 inputs include quoted prices for similar assets or liabilities in active markets, quoted prices for identical or similar assets or liabilities in markets that are not active or other inputs that are observable or that can be corroborated by observable market data for substantially the full term of the financial instrument.

Level 3 – Unobservable inputs are significant to the fair value measurement. Unobservable inputs reflect the Fund’s own assumptions about assumptions that market participants would use in pricing the asset or liability.

The Fund maximizes the use of observable inputs and minimizes the use of unobservable inputs by requiring that the observable inputs be used when available. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Fair value is based upon quoted market prices when available. If listed prices or quotes are not available, the Fund employs internally developed models that primarily use market-based inputs including yield curves, interest rates, volatilities, and credit curves, among others. Valuation adjustments are limited to those necessary to ensure that the financial instrument’s fair value is adequately representative of the price that would be received or paid in the marketplace. These adjustments include amounts that reflect counterparty credit quality, constraints on liquidity, and unobservable parameters that are applied consistently.

Puerto Rico Residents Tax-Free Fund, Inc.	Notes to Financial Statements

August 31, 2025

The estimated fair value may be subjective in nature and may involve uncertainties and matters of significant judgment for certain financial instruments. Changes in the underlying assumptions used in calculating fair value could significantly affect the results. In addition, the fair value estimates are based on outstanding balances without attempting to estimate the value of anticipated future business. Therefore, the estimated fair value may materially differ from the value that could actually be realized in a sale. The Fund monitors the portfolio securities to ensure they are in the correct hierarchy level.

The Board has designated the Investment Adviser as the valuation designee pursuant to Rule 2a-5 under the 1940 Act and delegated to the Investment Adviser the responsibility for making fair value determinations with respect to portfolio holdings. The Investment Adviser has delegated to the Valuation Committee, comprised of voting members of the Investment Adviser, certain procedures and functions related to the valuation of portfolio securities for the purpose of determining the NAV of the Fund. The Valuation Committee is generally responsible for determining the fair value of the following types of portfolio securities:

•	Portfolio instruments for which no price or value is available at the time the Fund’s NAV is calculated on a particular day;
•	Portfolio instruments for which the prices or values available do not, in the judgment of the Investment Adviser, represent the fair value of the portfolio instruments;
•	A price of a portfolio instrument that has not changed for four consecutive weekly pricing periods, except for Puerto Rico taxable securities and U.S. portfolio instruments; and
•	Puerto Rico taxable securities and the U.S. portfolio instruments whose value has not changed from the previous weekly pricing period.

Following is a description of the Fund’s valuation methodologies used for assets and liabilities measured at fair value:

Mortgage and other asset-backed securities: Certain agency mortgage and other assets-backed securities (“MBS”) are priced based on a bond’s theoretical value derived from the prices of similar bonds; “similar” being defined by credit quality and market sector. Their fair value incorporates an option adjusted spread. The agency MBS and GNMA Puerto Rico Serials are classified as Level 2.

Obligations of Puerto Rico and political subdivisions: Obligations of Puerto Rico and political subdivisions are segregated, and the like characteristics divided into specific sectors. Market inputs used in the evaluation process include all or some of the following: trades, bid price or spread, quotes, benchmark curves including but not limited to Treasury benchmarks, LIBOR and swap curves and discount and capital rates. These bonds are classified as Level 2.

Puerto Rico Tax Exempt Notes: Prices for these securities are obtained from broker quotes. These securities trade in over-the-counter markets. Quoted prices are based on recent trading activity for similar instruments and do not trade in highly liquid markets. Community endowments are generally classified as Level 2 and the pricing is based on their collateral.

Puerto Rico Residents Tax-Free Fund, Inc.	Notes to Financial Statements

August 31, 2025

Obligations of U.S. government sponsored entities and state and municipal obligations: The fair value of obligations of U.S. government sponsored entities and state and municipal obligations are obtained from third-party pricing service providers that use a pricing methodology based on an active exchange market and quoted market prices for similar securities. These securities are classified as Level 2. U.S. agency structured notes are priced based on a bond’s theoretical value from similar bonds defined by credit quality and market sector, and for which the fair value incorporates an option adjusted spread in deriving their fair value. These securities are classified as Level 2.

The following is a summary of the levels within the fair value hierarchy in which the Fund invests based on inputs used to determine the fair value of such securities:

There were no purchases, sales, or transfers into or out of level 3 securities during the period end August 31, 2025.

Temporary cash investments, if any, are valued at amortized cost, which approximates fair value. As of period end there were no temporary cash investments.

NOTE 3. INVESTMENT ADVISORY, ADMINISTRATIVE, CUSTODY, AND TRANSFER AGENCY ARRANGEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an investment advisory agreement with the Investment Adviser, the Fund receives advisory services in exchange for a fee. The investment advisory fee is calculated at an annual rate of 0.50% of the Fund’s average weekly gross assets, including the liquidation value of all outstanding debt securities of the Fund, as defined in investment advisory agreement. For the fiscal period ended August 31, 2025, the gross investment advisory fees amounted to $228,458. Total voluntarily waived fees amounted to $148,892 for a net fee of $79,566, of which $81,195 remains payable at fiscal period-end. There will be no recoupment of these voluntarily waived fees. Effective July 20, 2025, Atlas became the Fund’s investment adviser, pursuant to an interim investment advisory agreement. Under such interim investment advisory agreement, the investment advisory fee is 0.50% of the Fund’s average weekly net assets. Atlas has agreed to waive its fee to 0.25% of the Fund’s average weekly net assets until August 19, 2025. From August 20, 2025, until the termination of the interim investment advisory agreement, Atlas has agreed to waive its fee to 0.25% of the Fund’s weekly net assets other than cash and cash equivalents for which its fee is waived to 0.10% of such assets.

Puerto Rico Residents Tax-Free Fund, Inc.	Notes to Financial Statements

August 31, 2025

Certain officers and directors of the Fund are also officers and directors of the Investment Adviser and/or its affiliates. The six independent directors of the Fund’s Board each receive a stipend from The Fund of $1,000 for attendance at each regular Board meeting, $1,000 for attendance at each shareholder meeting and up to $1,000 for attendance at each special Board meeting. The Independent Directors do not receive retirement or other benefits as part of their compensation. Three of the Independent Directors of the Fund also serve on the Fund’s Audit Committee and receive a stipend from the Fund of $1,000 per Audit Committee meeting. For the period ended August 31, 2025, the compensation expense for the four independent and 1 interested directors of the Fund was $26,819.

While the Fund has engaged in transactions with affiliates in the past, all transactions among Fund affiliates from the date of the Fund’s registration under the 1940 Act going forward will be done in compliance with the 1940 Act rules and prohibitions regarding affiliated transactions, or any exemptive relief granted by the U.S. Securities and Exchange Commission (the “SEC”) in respect thereof.

NOTE 4. CAPITAL SHARE TRANSACTIONS

Capital share transactions for the fiscal year ended August 31, 2025, and August 31, 2024, were as follows:

NOTE 5. INVESTMENT TRANSACTIONS

The cost of securities purchased for the period ended August 31, 2025, was $6,300,000. Proceeds from sales, maturities/calls, and paydowns of portfolio securities, excluding short-term transactions, for the period ended August 31, 2025 were $13,176,763, Reverse repurchase agreements entered into for the fiscal period ended August 31, 2025, were $86,928,000. There are no reverse repurchase agreements outstanding at August 31, 2025.

NOTE 6. REVERSE REPURCHASE AGREEMENTS

The Fund may enter into reverse repurchase agreements that do not have third-party custodians, with the collateral delivered directly to the counterparty. Pursuant to the terms of the standard SIFMA Master Repurchase Agreement, the counterparty is free to repledge or rehypothecate the collateral, provided it is delivered to the Fund upon maturity of the reverse repurchase agreement. This arrangement allows the Fund to receive better interest rates and pricing on the reverse repurchase agreements. While the Fund cannot monitor the rehypothecation of collateral, it does monitor the market value of the collateral versus the repurchase amount, that the income from the collateral is paid to the Fund on a timely basis, and that the collateral is returned at the end of the reverse repurchase agreement. At August 31, 2025, the Fund did not have any reverse repurchase agreements outstanding.

Puerto Rico Residents Tax-Free Fund, Inc.	Notes to Financial Statements

August 31, 2025

Maximum aggregate balance outstanding at any time during the year	$19,100,000
Average balance outstanding during the year	$9,955,954
Average interest rate during the year	4.67%

For the period ended August 31, 2025, the Fund did not hold any Reverse repurchase agreements.

NOTE 7. SHORT-TERM AND LONG-TERM FINANCIAL INSTRUMENTS

The fair market value of short-term financial instruments are substantially the same as the carrying amounts reflected in the Statement of Assets and Liabilities as these are reasonable estimates of fair value, given the relatively short period of time between origination of the instrument and their expected realization. Securities sold under agreements to repurchase are classified as Level 2 securities under the Fair Value hierarchy. There are no long-term financial debt instruments outstanding at August 31, 2025.

NOTE 8. CONCENTRATION OF CREDIT RISK

Concentrations of credit risk (whether on or off-balance sheet) that arise from financial instruments exist for groups of customers or counterparties when they have similar economic characteristics that would cause their ability to meet contractual obligations to be similarly affected by changes in economic or other conditions. For this purpose, management has determined to disclose any investment whose fair value is over 5% of net assets, both individually and in the aggregate. Moreover, collateralized investments have been excluded from this disclosure.

The major concentration of credit risk arises from the Fund’s investment securities in relation to the location of issuers. For calculation of concentration, all fixed-income securities guaranteed by the U.S. government are excluded. At August 31, 2025, the Fund had investments with an aggregate market value of $ 9,011,787 which were issued by entities located in Puerto Rico and are not guaranteed by the U.S. government nor the Puerto Rico government. Also, at August 31, 2025, the Fund had an investment with a market value of $ 1,284,335, which was issued by two issuers located in the United States and is not guaranteed by the U.S. government.

As stated in the prospectus, the Fund will ordinarily invest at least 67% of its total assets in Puerto Rico obligations (“the 67% Investment Requirement”). Therefore, to the extent the securities are not guaranteed by the U.S. government or any of its subdivisions, the Fund is more susceptible to factors adversely affecting issuers of Puerto Rico obligations than an investment company that is not concentrated in Puerto Rico obligations to such degree.

Puerto Rico Residents Tax-Free Fund, Inc.	Notes to Financial Statements

August 31, 2025

NOTE 9. INVESTMENT AND OTHER REQUIREMENTS AND LIMITATIONS

The Fund is subject to certain requirements and limitations related to investments and leverage. Some of these requirements and limitations are imposed statutorily or by regulation while others are by procedures established by the Board. The most significant requirements and limitations are discussed below.

The Fund invests under normal circumstances at least 67% of its total assets, including borrowings for investment purposes, in securities issued by Puerto Rico entities. A “Puerto Rico entity” or a “Puerto Rico security” is any entity or security that satisfies one or more of the following criteria: (i) securities of issuers that are organized under the laws of Puerto Rico or that maintain their principal place of business in Puerto Rico; (ii) securities that are traded principally in Puerto Rico; or (iii) securities of issuers that, during the issuer’s most recent period, derived at least 20% of their revenues or profits from goods produced or sold, investments made, or services performed in Puerto Rico or that have at least 20% of their assets in Puerto Rico. While the Fund intends to comply with the above 67% Investment Requirement as market conditions permit, the Fund’s ability to procure sufficient Puerto Rico securities which meet the Fund’s investment criteria may be constrained due to the volatility affecting the Puerto Rico bond market since 2013 and the fact that the Puerto Rico government is currently in the process of restructuring its outstanding debt under Title III of the Puerto Rico Oversight, Management, and Economic Stability Act. To the extent that the Fund is unable to procure sufficient amounts of such Puerto Rico securities, the Fund may acquire investments in securities of non-Puerto Rico issuers which satisfy the Fund’s investment criteria, provided its ability to comply with its tax-exempt policy is not affected, but the Fund will ensure that its investments in Puerto Rico securities will constitute at least 20% of its assets.

The Fund invests, except where the Fund is unable to procure sufficient Puerto Rico Securities that meet the Fund’s investment criteria, in the opinion of the Investment Adviser, or other extraordinary circumstances, up to 33% of its total assets in securities issued by non-Puerto Rico entities. These include securities issued or guaranteed by the U.S. government, its agencies and instrumentalities, non-Puerto Rico mortgage-backed and asset-backed securities, corporate obligations and preferred stock of non-Puerto Rico entities, municipal securities of issuers within the U.S., and other non-Puerto Rico securities that the Investment Adviser may select, consistent with the Fund’s investment objectives and policies.

The Fund may increase amounts available for investment through the issuance of preferred stock, debt securities, or other forms of leverage (“Senior Securities”). The Fund may only issue Senior Securities representing indebtedness to the extent that immediately after their issuance, the value of its total assets, less all the Fund’s liabilities and indebtedness that are not represented by Senior Securities being issued or already outstanding, is equal to or greater than the total of 300% of the aggregate par value of all outstanding indebtedness issued by the Fund. The Fund may only issue Senior Securities representing preferred stock to the extent that immediately after any such issuance, the value of its total assets, less all the Fund’s liabilities and indebtedness that are not represented by Senior Securities being issued or already outstanding, is equal to or greater than the total of 200% of the aggregate par value of all outstanding preferred stock (not including any accumulated dividends or other distributions attributable to such preferred stock) issued by the Fund. This asset coverage requirement must also be met any time the Fund pays a dividend or makes any other distribution on its issued and outstanding shares of common stock or any shares of its preferred stock (other than a dividend or other distribution payable in additional shares of common stock) as well as any time the Fund repurchases any shares of common stock, in each case after giving effect to such repurchase of shares of common stock or issuance of preferred stock, debt securities, or other forms of leverage in order to maintain asset coverage at the required levels. To the extent necessary, the Fund may purchase or redeem preferred stock, debt securities, or other forms of leverage in order to maintain asset coverage at the required levels. In such instances, the Fund will redeem Senior Securities as needed to maintain the required asset coverage.

Puerto Rico Residents Tax-Free Fund, Inc.	Notes to Financial Statements

August 31, 2025

The Fund, subject to the above percentage limitations, may also engage in certain additional borrowings from banks or other financial institutions through reverse repurchase agreements. In addition, the Fund may also borrow for temporary or emergency purposes in an amount of up to an additional 5% of its total assets.

NOTE 10. RECONCILIATION BETWEEN NET INVESTMENT INCOME AND DISTRIBUTABLE NET INVESTMENT INCOME FOR TAX PURPOSES AND NET REALIZED LOSS ON INVESTMENTS AND NET REALIZED LOSS ON INVESTMENTS FOR INCOME TAX PURPOSES

As a result of certain reclassifications made for financial statement presentation, the Fund’s net investment income and net realized loss on investments reflected in the financial statements differ from distributable net investment income and net realized loss on investments for tax purposes, respectively, as follows:

Net investment income	$189,312
Distributable net investment income for tax purposes	$189,312
Net realized loss on investments	$(456,105)
Net realized loss on investments, for tax purposes	$(456,105)

The amount of net unrealized appreciation/(depreciation) and the cost of investment securities for tax purposes were as follows:

Cost of investments for tax purposes	$25,513,904
Gross appreciation	273,921
Gross depreciation	(1,244,516)
Net appreciation/(depreciation)	$(970,595)

Puerto Rico Residents Tax-Free Fund, Inc.	Notes to Financial Statements

August 31, 2025

For the period ended August 31, 2025, the Fund distributed $164,992 from ordinary income. The undistributed net investment income and accumulated net realized loss on investments (for tax purposes) at August 31, 2025, were as follows:

Undistributed net investment income, beginning of the year	$179,623
Distributable net investment income for the year	189,312
Dividends	(164,992)
Undistributed net investment income, end of the year	$203,943
Accumulated net realized loss on investments, beginning of the year	$(76,188,997)
Net realized loss on investments for the year	(456,105)
Accumulated net realized loss on investments, end of the year	$(76,645,102)

NOTE 11. INDEMNIFICATIONS

In the normal course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these agreements is unknown. However, the Fund has not paid prior claims or losses pursuant to these contracts and expects the risk of losses to be remote.

NOTE 12. RISKS AND UNCERTAINTIES

The Fund is exposed to various types of risks, such as geographic concentration, industry concentration, non-diversification, interest rate, and credit risks, and pandemic or other public health threats, among others. This list is qualified by reference to the more detailed information provided in the prospectus for the securities issued by the Fund.

The Fund’s assets are invested primarily in securities of Puerto Rico issuers. As a result, the Fund has greater exposure to adverse economic, political, or regulatory changes in Puerto Rico than a more geographically diversified fund, particularly with regard to municipal bonds issued by the Commonwealth and its related instrumentalities, which are currently experiencing significant price volatility and low liquidity. Also, the Fund’s NAV and its yield may increase or decrease more than that of a more diversified investment company as a result of changes in the market’s assessment of the financial condition and prospects of such Puerto Rico issuers.

Interest rate risk is the risk that interest rates will rise so that the value of existing fixed rate securities will fall. Low long-term rates present the risk that interest rates may rise and that as a result the Fund’s investments will decline in value. Also, the Fund’s yield will tend to lag behind changes in prevailing short-term interest rates. In addition, during periods of rising interest rates, the average life of certain types of securities may be extended because of the right of the issuer to defer payments or make slower than expected principal payments. This may lock-in a below market interest rate, increase the security’s duration (the estimated period until the security is paid in full), and reduce the value of the security. This is known as extension risk, which the Fund is also subject to. Conversely, during periods of declining interest rates, the issuer of a security may exercise its option to prepay principal earlier than scheduled in order to refinance at lower interest rates, forcing the Fund to reinvest in lower yielding securities. This is known as prepayment risk, which the Fund is also subject to.

Puerto Rico Residents Tax-Free Fund, Inc.	Notes to Financial Statements

August 31, 2025

Credit risk is the risk that debt securities in the Fund’s portfolio will decline in price or fail to make dividend or interest payments when due because the issuer of the security experiences a decline in its financial condition. The risk is greater in the case of securities rated below investment grade or rated in the lowest investment grade category.

The Fund may engage in reverse repurchase agreements, which are transactions in which the Fund sells a security to a counterparty and agrees to buy it back at a specified time and price in a specified currency. Reverse repurchase agreements involve the risk that the buyer of the securities sold by the Fund might be unable to deliver the securities when the Fund seeks to repurchase them and may be unable to replace the securities or only at a higher cost.

Mortgage-backed securities in which the Fund may invest have many of the risks of traditional debt securities but, in general, differ from investments in traditional debt securities in that, among other things, principal may be prepaid at any time due to prepayments by the obligors on the underlying obligations. As a result, the Fund may receive principal repayments on these securities earlier or later than anticipated by the Fund. In the event of prepayments that are received earlier than anticipated, the Fund may be required to reinvest such prepayments at rates that are lower than the anticipated yield of the prepaid obligation. The rate of prepayments is influenced by a variety of economic, geographic, demographic, and other factors, including, among others, prevailing mortgage interest rates, local and regional economic conditions, and homeowner mobility. Since a substantial portion of the assets of the Fund may be invested in mortgage-backed securities at any time, the Fund may be subject to these risks and other risks related to such securities to a significant degree, which might cause the market value of the Fund’s investments to fluctuate more than otherwise would be the case. Collateralized mortgage obligations (“CMOs”) exhibit similar risks to those of mortgage-backed securities but also present certain special risks. CMO classes may be specially structured in a manner that provides a variety of investment characteristics, such as yield, effective maturity, and interest rate sensitivity. As market conditions change, however, particularly during periods of rapid or unanticipated changes in interest rates, the ability of a CMO class to provide the anticipated investment characteristics and performance may be significantly reduced. These changes may result in volatility in the market value, and in some instances, reduced liquidity of the CMO class.

The Fund may also invest in illiquid securities which are securities that cannot be sold within a reasonable period of time, not to exceed seven days, in the ordinary course of business at approximately the amount at which the Fund has valued the securities. There presently are a limited number of participants in the market for certain Puerto Rico securities or other securities or assets that the Fund may own. That and other factors may cause certain securities to have periods of illiquidity. Illiquid securities may trade at a discount from comparable, more liquid investments.

There may be few or no dealers making a market in certain securities owned by the Fund, particularly with respect to securities of Puerto Rico issuers including, but not limited to, investment companies. Dealers making a market in those securities may not be willing to provide quotations on a regular basis to the Investment Adviser. It may, therefore, be particularly difficult to value those securities.

In order to attempt to hedge various portfolio positions or to enhance its return, the Fund may invest a portion of its total assets in certain instruments which are or may be considered derivatives. Because of their increased volatility and potential leveraging effect (without being subject to the Fund’s leverage limitations), derivative instruments may adversely affect the Fund. For example, investments in indexed securities, including, among other things, securities linked to an equities or commodities index and inverse floating rate securities, may subject the Fund to the risks associated with changes in the particular indices, which may include reduced or eliminated interest payments and losses of invested principal. Such investments, in effect, may also be leveraged, thereby magnifying the risk of loss.

Puerto Rico Residents Tax-Free Fund, Inc.	Notes to Financial Statements

August 31, 2025

NOTE 13. COMMITMENTS AND CONTINGENCIES

The Fund was engaged in litigation with Ocean Capital LLC and certain other defendants based on claims brought by the Fund and eight other closed-end funds advised by UBS Asset Managers alleging, among other things, securities law violations by Ocean Capital LLC and certain other defendants. Ocean Capital LLC counterclaimed the Fund, in part, so as to have its nominees seated on the Board of Directors of the Fund in accordance with proper standards of governance. On May 12, 2025, the United States Court of Appeals for the First Circuit affirmed the dismissal of the Fund’s claims. Because the First Circuit affirmed the dismissal of the Fund’s claims, it also affirmed the district court’s judgement in favor of counterclaims by Ocean Capital that sought to require three of the plaintiff funds to seat Ocean Capital’s LLC’s director nominees at those funds.

As a result of the First Circuit decision, the Board of Directors of the Fund instructed the inspectors of selection for the Fund’s 2021, 2022, 2023, and 2024 annual meetings of shareholders to certify the voting results of such elections. On May 20, 2025, the inspectors of election for the foregoing shareholder meetings certified the results of such elections, giving effect to (1) shareholders’ election of each of Jose R. Izquierdo II and Brent D. Rosenthal as Class I directors, Ethan A. Danial and Mojdeh L. Khaghan as Class II directors and Ian McCarthy as a Class III director (one Class III director seat is currently vacant), (2) shareholders’ approval of a shareholder proposal to terminate all investment advisory and management agreements between the Fund and the UBS Asset Managers of Puerto Rico and (3) shareholders’ amendment of Article II, Section 8 of the By-Laws of the Fund to lower the quorum threshold for shareholder meetings from one-half to one-third of all outstanding shares entitled to vote and to add a supermajority voting standard for all future amendments of that section, (4) shareholders’ amendment of Article II, Section 8 of the By-Laws of the Fund to provide that the power to adjourn shareholder meetings belongs exclusively to the shareholders and to add a supermajority voting standard for all future amendments of that section, (5) shareholders’ repeal of any provision of, or amendment to, the Fund’s By-Laws adopted by the Board without the approval of the Fund’s shareholders subsequent to November 15, 2021. As a result, the Fund’s investment advisory agreement with UBS Asset Managers of Puerto Rico terminated on July 19, 2025.

On July 8, 2025, Ocean Capital submitted an application to the District Court for an award of approximately $5.8 million in fees and expenses incurred in connection with the litigation. The Funds opposed Ocean Capital’s application on September 15, 2025. That application is currently pending.

NOTE 14. SUBSEQUENT EVENTS

On September 1, 2025, the Board declared an ordinary net investment income dividend of $0.00125, per common share, totaling $9,900, which was paid on September 10, 2025, to common shareholders of record as of August 29, 2025.

The Fund has performed an evaluation of events occurring subsequent to August 31, 2025, through issuance, which is the date the financial statements were available to be issued. Management has determined that there were no events that occurred during this period that required disclosure in or adjustment to the accompanying financial statements other than those disclosed above and below.

On July 15, 2025, the Board approved an interim investment advisory agreement between the Fund and Atlas, and the Fund subsequently entered into the interim investment advisory agreement with Atlas, effective July 20, 2025, for the management of the Fund’s portfolio on a temporary basis. Atlas served as the Fund’s investment adviser from July 20, 2025 to December 19, 2025.

Puerto Rico Residents Tax-Free Fund, Inc.	Notes to Financial Statements

August 31, 2025

The Board, at a special meeting of the Board held on August 6, 2025, unanimously declared it advisable that the Fund seek the approval of its shareholders to (1) cease operations as an investment company and (2) following a sale of substantially all of the Fund’s securities, pay a dividend with the proceeds of such sale to shareholders. At the Fund’s 2025 Special Meeting of Shareholders, held on September 26, 2025, the proposals for the Fund to (1) cease operations as an investment company and (2) following a sale of substantially all of the Fund’s securities, pay a dividend with the proceeds of such sale to shareholders received sufficient votes for approval, with the holders of a majority of shares outstanding voting in favor of each proposal. On October 14, 2025, the Fund paid the dividend on the issued and outstanding shares of common stock of the Fund equivalent to $3.042957 per share of Common Stock on a pro-rata basis, for an aggregate dividend payment on the shares of common stock of approximately $24,100,000.

Puerto Rico Residents	Report of Independent
Tax-Free Fund, Inc.	Registered Public Accounting Firm

To the Shareholders and Board of Directors of Puerto Rico Residents Tax-Free Fund, Inc.

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Puerto Rico Residents Tax-Free Fund, Inc. (the “Fund”) as of August 31, 2025, the related statement of operations, statement of cash flows, statement of changes in net assets and the financial highlights for the year then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of August 31, 2025, the results of its operations, cash flows, changes in net assets and financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

The Fund’s financial statements and financial highlights for the periods ended August 31, 2024, and prior, were audited by other auditors whose report dated October 30, 2024, expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2025, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audit provides a reasonable basis for our opinion.

Emphasis of Matter

As disclosed in the notes to the financial statements, the Board of Directors approved the orderly closure and liquidation of the Fund, as soon as practicable. Our opinion is not modified with respect to this matter.

We have served as the Fund’s auditor since 2025.

COHEN & COMPANY, LTD.

Philadelphia, Pennsylvania

August 28, 2026

Puerto Rico Residents Tax-Free Fund, Inc.	Other Information

August 31, 2025 (Unaudited)

Change in Independent Registered Public Accounting Firm

On July 24, 2025, Ernst & Young, LLP (“EY”) resigned as the Fund’s independent registered public accounting firm. EY’s report on the Fund’s financial statements for the fiscal years or periods ended August 31, 2023 and August 31, 2024 contained no adverse opinion or disclaimer of opinion nor was EY’s report qualified or modified as to uncertainty, audit scope or accounting principles. During the Fund’s fiscal periods ended on August 31, 2023 and August 31, 2024 and through July 24, 2025 (the “Covered Period”), (i) there were no disagreements with EY on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of EY, would have caused it to make reference to the subject matter of the disagreements in connection with its reports on the Funds’ financial statements for the Covered Period, and (ii) there were no “reportable events” of the kind described in Item 304(a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934, as amended.

On August 21, 2025, the Board approved the decision to engage Cohen as the independent registered public accounting firm for the Fund for the fiscal year ended August 31, 2025. The selection of Cohen does not reflect any disagreements with or dissatisfaction by the Board with the performance of the Fund’s prior independent registered public accounting firm, EY. During the Covered Period, neither the Fund, nor anyone on their behalf, consulted with Cohen on items which: (i) concerned the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Fund’s financial statements; or (ii) concerned the subject of a disagreement (as defined in paragraph (a)(1)(iv) of Item 304 of Regulation S-K) or reportable events (as described in paragraph (a)(1)(v) of Item 304 of Regulation S-K).

Puerto Rico Residents Tax-Free Fund, Inc.	Management of the Fund

August 31, 2025 (Unaudited)

Management Information. The business affairs of the Fund are overseen by the Board. Certain biographical and other information relating to the Directors and officers of the Fund are set forth below, including their ages and their principal occupations for at least five years.

Name, Year of Birth and Address*	Position(s) Held with Fund	Term of Office and Length of Time Served (or Year Service Began)**	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Registered Investment Company Directorships Held by Director
Independent Directors					
Ethan Danial (1997)	Chairman of the Board of Directors	Director since 2025, Chairman since 2025	Member, Authorized Officer and Manager at RAD Investments, LLC, (investment firm) since 2019; Vice President of Caribbean Capital and Consultancy Corp. (investment firm) 2017 to 2022.	3	None
José R. Izquierdo II (1983)	Director	2025	Managing Director, Main Line Ventures LLC (consulting firm) where he has worked since 2019.	2	None
Mojdeh L. Khaghan (1967)	Director	2025	Principal of the Morgan Reed Group (diversified real estate and securities investment firm) since 1997.	1	None
Ian McCarthy (1991)	Director	2025	Managing Director at Fairview Asset Management, LLC (investment management firm) since 2020.	3	None
Brent Rosenthal (1972)	Director	2025	Founder, Mountain Hawk Capital Partners, LLC (investment firm) since 2017.	2	None

Puerto Rico Residents Tax-Free Fund, Inc.	Management of the Fund

August 31, 2025 (Unaudited)

Puerto Rico Residents	Statement Regarding Basis for Approval
Tax-Free Fund, Inc.	of Investment Advisory Contract

August 31, 2025 (Unaudited)

STATEMENTS REGARDING BASIS FOR APPROVAL OF INVESTMENT ADVISORY CONTRACT AND INTERIM INVESTMENT ADVISORY CONTRACT

The Board of the Fund met on May 23, 2025 (the “May Meeting”), to consider the approval of the investment advisory agreement (the “Advisory Agreement”) by and between the Fund and UBS Asset Managers of Puerto Rico, a division of UBS Trust Company of Puerto Rico (the “Investment Adviser” or “UBSAMPR”). At the May Meeting, the Board participated in comparative performance reviews with the Investment Adviser, in conjunction with other Fund service providers, and considered various investment and trading strategies used in pursuing the Fund’s investment objective. The Board also evaluated issues pertaining to industry and regulatory developments, compliance procedures, fund governance, and other issues with respect to the Fund and received and discussed reports and presentations provided by the Investment Adviser. The Board further considered recent developments related to the First Circuit Court of Appeals’ decision and considerations related to the fact that the Advisory Agreement would be for a period of up to 60 days from the Fund’s certification of the shareholder vote to terminate the Advisory Agreement upon 60 days’ notice.

The independent members of the Board (the “Independent Directors”) were assisted throughout the contract review process by Willkie Farr & Gallagher LLP, as their independent legal counsel. The Independent Directors relied upon the advice of such counsel and the Board relied on the directors’ own business judgment in determining the material factors to be considered in evaluating the Advisory Agreement and the weight to be given to each such factor. The conclusions reached with respect to the Advisory Agreement were based on a comprehensive evaluation of all the information provided and not any single factor. Moreover, each Director may have placed varying emphasis on particular factors in reaching conclusions with respect to the Advisory Agreement. In evaluating the Advisory Agreement, including the specific fee structures and other terms, the Board was informed by the history of the Fund and the Investment Adviser along with recent developments related to the Fund and the Advisory Agreement. The Board, including a majority of Independent Directors, concluded that the terms of the Advisory Agreement for the Fund were fair and reasonable and that the Investment Adviser’s fees were reasonable in light of the services provided to the Fund.

Nature, Extent, and Quality of Services. In evaluating the Advisory Agreement, the Board considered, in relevant part, the nature, extent, and quality of the Investment Adviser’s services to the Fund. The Board considered the management, oversight, and administrative services the Investment Adviser provides to manage and operate the Fund, the provision of such services in light of new or revised market, regulatory, or other developments, and the resources and capabilities necessary to provide these services. The Board recognized that the Investment Adviser provides portfolio management services for the Fund and, additionally, the Board considered the administrative and/or “non-advisory” services the Investment Adviser provides to manage and operate the Fund (complimentary to those provided by other third parties). These services include, but are not limited to, administrative services (e.g., providing the employees and officers necessary for the Fund’s operations); operational expertise (e.g., providing portfolio accounting and addressing complex pricing issues, corporate actions, foreign registrations, and foreign filings, as may be necessary); oversight of third-party service providers (e.g., coordinating and evaluating the services of the Fund’s custodian, transfer agent, and other intermediaries); Board support and administration (e.g., assisting with the organization of Board and committee meetings and preparing or overseeing the preparation of various materials and/or presentations for such meetings); fund share transactions (e.g., monitoring daily purchases and redemptions); shareholder communications (e.g., overseeing the preparation of annual and semiannual and other periodic shareholder reports); tax administration; and compliance services (e.g., helping to maintain and update the Fund’s compliance program and related policies and procedures as necessary or appropriate to meet new or revised regulatory requirements and reviewing such program annually, overseeing the preparation of the Fund’s registration statements and regulatory filings, overseeing the valuation of portfolio securities and daily pricing, helping to ensure the Fund complies with its portfolio limitations and restrictions, voting proxies on behalf of the Fund, as applicable; monitoring the liquidity of the portfolios, providing compliance training for personnel, and evaluating the compliance programs of the Fund’s service providers). In evaluating such services, the Board considered, among other things, whether the Fund has operated in accordance with its investment objective(s) and the Fund’s record of compliance with its investment restrictions and regulatory requirements.

Puerto Rico Residents	Statement Regarding Basis for Approval
Tax-Free Fund, Inc.	of Investment Advisory Contract

August 31, 2025 (Unaudited)

In addition to the services provided by the Investment Adviser, the Board also considered the costs borne by the Investment Adviser in managing the Fund in a highly regulated industry, including various material entrepreneurial, reputational, and regulatory risks. Based on its review, the Board found that, overall, the nature, extent, and quality of services provided under the Advisory Agreement were satisfactory on behalf of the Fund.

Investment Performance of the Fund. In evaluating the quality of the services provided by the Investment Adviser, the Board also received and considered the investment performance of the Fund. In this regard, the Board received and reviewed a report prepared by Broadridge which generally provided the Fund’s performance data for the one, three, five, and ten-year periods ended December 31, 2024, on an absolute basis and as compared to the performance of unaffiliated comparable funds (a “Broadridge Peer Group”). The Board was provided with information describing the methodology Broadridge used to create the Broadridge Peer Group. The performance data prepared for the review of the Advisory Agreement supplements the information the Board received from portfolio manager(s) and/or representatives of the Investment Adviser at the May Meeting to discuss, in relevant part, the performance of the Fund.

Fees and Expenses. As part of its review, the Board also considered, among other things, the contractual management fee rate, and the net management fee rate (i.e., the management fee after taking into account expense reimbursements and/or fee waivers, if any) paid by the Fund to the Investment Adviser in light of the nature, extent, and quality of the services provided. The Board considered the net total expense ratio of the Fund in relation to those of a comparable group of funds (the Broadridge Expense Group). The Board also considered the net total expense ratio of the Fund (expressed as a percentage of average net assets) as it is more reflective of the shareholder’s costs in investing in the Fund.

In evaluating the management fee rate, the Board considered the Investment Adviser’s rationale for proposing the management fee rate of the Fund which included its evaluation of, among other things, the value of the potential services being provided (e.g., the expertise of the Investment Adviser with the proposed strategy), the competitive marketplace (e.g., the uniqueness of the Fund and the fees of competitor funds) and the economics to the Investment Adviser (e.g., the costs of providing services to the Fund). The Board considered, among other things, the expense limitations and/or fee waivers, if applicable, proposed by the Investment Adviser to keep expenses at or below certain levels and reviewed the amounts the Investment Adviser had waived or reimbursed, if applicable, over the last fiscal years; and the costs incurred and resources necessary in effectively managing mutual funds, particularly given the costs in attracting and maintaining quality and experienced portfolio managers and research staff. The Board further considered the Fund’s net management fee and net total expense ratio in light of its performance history.

Profitability. In conjunction with its review of fees, the Board reviewed information reflecting the Investment Adviser’s financial condition. The Independent Directors reviewed the consolidated financial statements of the Investment Adviser for the year ended December 31, 2024. The Independent Directors also considered the overall financial condition of the Investment Adviser and the Investment Adviser’s representations regarding the stability of the firm, its operating margins, and the manner in which it funds its financial commitments. The Board also reviewed the profitability information for the Investment Adviser derived from its relationship with the Fund for the fiscal year ended December 31, 2024, on an actual and adjusted basis, as described below. The Independent Directors evaluated, among other things, the Investment Adviser’s revenues, expenses, net income (pre-tax and after-tax), and net profit/loss margins. The Board also reviewed the level of profitability/loss realized by the Investment Adviser excluding distribution expenses incurred by the Investment Adviser from its own resources.

Puerto Rico Residents	Statement Regarding Basis for Approval
Tax-Free Fund, Inc.	of Investment Advisory Contract

August 31, 2025 (Unaudited)

Economies of Scale and Whether Fee Levels Reflect These Economies of Scale. In evaluating the reasonableness of the investment advisory fee, the Board considered the existence of any economies of scale in the provision of services by the Investment Adviser and whether those economies are appropriately shared with the Fund. In its review, the Board recognized that economies of scale are difficult to assess or quantify, particularly on a fund-by-fund basis, and certain expenses may not decline with a rise in assets. The Board further considered that economies of scale may be shared in various ways including breakpoints in the management fee schedule, fee waivers and/or expense limitations, pricing of the Fund at scale at inception or other means. The Board considered that not all funds have breakpoints in their fee structures and that breakpoints are not the exclusive means of sharing potential economies of scale. The Board considered the Investment Adviser’s statement that it believes that breakpoints would not be appropriate for the Fund at this time given uncertainties regarding the direction of the economy, rising inflation, increasing costs for personnel and systems, and growth or contraction in the Fund’s assets, all of which could negatively impact the profitability of the Investment Adviser, as well as the short-term nature of the Advisory Agreement in light of the shareholder vote. In addition, the Investment Adviser noted that since the Fund is a closed-end fund, and based upon the Fund’s current operating policies, the ability to raise additional assets is limited, and that the Fund’s asset level had decreased relative to prior years. Considering the factors above, the Board concluded the absence of breakpoints in the management fee was acceptable and that any economies of scale that exist are adequately reflected in the Investment Adviser’s fee structure.

Indirect Benefits. The Board received and considered information regarding indirect benefits the Investment Adviser may receive as a result of its relationship with the Fund. The Board further considered the reputational and/or marketing benefits the Investment Adviser may receive as a result of its association with the Fund. The Board took these indirect benefits into account when assessing the level of advisory fees paid to the Investment Adviser and concluded that any indirect benefits received were reasonable.

Interim Advisory Agreement

The Board of the Fund also met on July 15, 2025 (the “ July Meeting”), to consider the approval of an interim investment advisory agreement (the “Interim Advisory Agreement”) by and between the Fund and Atlas Asset Management, LLC (“Atlas”).

Prior to the July Meeting, the Board undertook a process to identify an investment adviser for the Fund following the termination of the Advisory Agreement with UBSAMPR, which process included engaging an independent consultant to assist in the Board’s search and evaluation of potential investment advisers for the Fund. By the end of this search process, the Board had not identified any suitable firms to serve as the investment adviser for the Fund on a long-term basis. In light of the approaching termination date for the Advisory Agreement with UBSAMPR, the Board invited UBSAMPR to submit a bid to serve as an investment adviser to the Fund pursuant to an interim advisory agreement. On June 30, 2025, UBSAMPR informed the Board that it would not be submitting a bid to serve as the investment adviser for the Fund, including on an interim basis, beyond July 19, 2025. During this process, the Board identified Atlas, a registered investment adviser that provides investment advisory services for institutional clients, including other registered investment companies, as a suitable adviser to manage the Fund’s securities on a temporary basis.

Puerto Rico Residents	Statement Regarding Basis for Approval
Tax-Free Fund, Inc.	of Investment Advisory Contract

August 31, 2025 (Unaudited)

At the July Meeting, the Board considered the experience of Atlas in managing other registered investment companies. The Board also evaluated issues pertaining to industry and regulatory developments, compliance procedures, fund governance, and other issues with respect to Atlas’ experience with respect to acting as an investment adviser to a registered investment company. The Board further considered developments related to the First Circuit Court of Appeals’ decision, the fact that the Interim Advisory Agreement would be for a period of up to 150 days, consistent with Rule 15a-4 under the 1940 Act, and the contemplated shareholder vote regarding a potential wind-down of the Fund.

The Independent Directors were assisted throughout the contract review process by Willkie Farr & Gallagher LLP, as their independent legal counsel. The Independent Directors relied upon the advice of such counsel and the Board relied upon its own business judgment in determining the material factors to be considered in evaluating the Interim Advisory Agreement and the weight to be given to each such factor. The conclusions reached with respect to the Interim Advisory Agreement were based on a comprehensive evaluation of all the information provided and not any single factor. Moreover, each Director may have placed varying emphasis on particular factors in reaching conclusions with respect to the Interim Advisory Agreement. In evaluating the Interim Advisory Agreement, including the specific fee structures and other terms, the Board was informed by recent developments regarding the Fund, including the contemplated shareholder vote regarding a potential wind-down of the Fund. The Board, including a majority of Independent Directors, concluded that the terms of the Interim Advisory Agreement for the Fund were fair and reasonable, that Atlas’ fees were reasonable in light of the services to be provided to the Fund, and that the terms of the Interim Advisory Agreement were consistent with the requirements of Rule 15a-4 under the 1940 Act.

Nature, Extent, and Quality of Services. In evaluating the Interim Advisory Agreement, the Board considered, in relevant part, the nature, extent, and quality of Atlas’ services to be provided to the Fund. The Board considered the various services Atlas would provide to manage and operate the Fund, the circumstances in which Atlas would be providing services to the Fund, the short-term nature of the Interim Advisory Agreement, and the resources and capabilities of Atlas to provide these services. The Board recognized that in addition to portfolio management services that Atlas would provide for the Fund that Atlas would provide various other services, including providing officers necessary for the Fund’s operations; valuation of Fund assets; coordinating with the Fund’s custodian, administrator, and other service providers; Board support in connection with meetings; monitoring fund transactions; tax, administration, and compliance services; assisting the preparation of the Fund’s regulatory filings; helping to ensure the Fund complies with its portfolio limitations and restrictions, voting proxies on behalf of the Fund; and monitoring the liquidity of the portfolio.

In addition to the services to be provided by Atlas, the Board also considered the risks borne by Atlas in managing the Fund in a highly regulated industry, including various material entrepreneurial, reputational, and regulatory risks as well as the risks to the Fund if it were unable to identify an interim investment adviser following the termination of the Advisory Agreement. Based on its review, the Board found that, overall, the nature, extent, and quality of services to be provided under the Interim Advisory Agreement were satisfactory on behalf of the Fund.

Investment Experience of Atlas. Because Atlas had not previously served as investment adviser to the Fund, the Board considered the investment experience of Atlas and the investment experience of Mr. Hopgood at Atlas, as well as his experience at other investment advisers in evaluating the quality of services to be provided by Atlas under the Interim Advisory Agreement. In particular, the Board took note that Mr. Hopgood previously worked at an investment adviser that previously provided investment advisory services to the Fund.

Puerto Rico Residents	Statement Regarding Basis for Approval
Tax-Free Fund, Inc.	of Investment Advisory Contract

August 31, 2025 (Unaudited)

Fees. As part of its review, the Board also considered, among other things, the contractual management fee rate, and the net management fee rate (i.e., the management fee after taking into account fee waivers) to be paid by the Fund to Atlas in light of the nature, extent, and quality of the services to be provided. The Board also considered the fees to be paid to Atlas under the Interim Advisory Agreement in relation to the fees paid to UBSAMPR under the Advisory Agreement.

In evaluating the management fee rate, the Board considered Atlas’ rationale for proposing the management fee rate of the Fund, which included its evaluation of, among other things, the value of the services to be provided (e.g., the expertise of Atlas with the proposed strategy), the competitive marketplace (e.g., the uniqueness of the Fund), the economics to Atlas (e.g., the costs of operating the Fund), and the comparison of the fee rate to the fee rate charged by UBSAMPR under the Advisory Agreement in light of the requirements of Rule 15a-4. The Board considered, among other things, the fee waivers proposed by Atlas and the reduced fee rate with respect to certain types of assets, the amounts the Investment Adviser had waived or reimbursed under the Advisory Agreement, and the costs incurred and resources necessary in effectively managing mutual funds.

Profitability. In conjunction with its review of fees, the Board reviewed representations made by Atlas reflecting its financial condition and Atlas’ representations regarding the stability of the firm. The Board also reviewed the expected profitability information for Atlas to provide services to the Fund under the Interim Advisory Agreement.

Economies of Scale and Whether Fee Levels Reflect These Economies of Scale. In evaluating the reasonableness of the investment advisory fee, the Board considered the existence of any economies of scale in the provision of services by Atlas and whether those economies are appropriately shared with the Fund. In its review, the Board recognized that economies of scale are difficult to assess or quantify and certain expenses may not decline with a rise in assets. The Board also considered the short-term nature of the Interim Advisory Agreement and the contemplated shareholder vote regarding a potential wind-down of the Fund. The Board further considered that economies of scale may be shared in various ways including fee waivers and differential fee rates for different assets held by the Fund. The Board considered that not all funds have breakpoints in their fee structures and that breakpoints are not the exclusive means of sharing potential economies of scale. The Board considered Atlas’ view that breakpoints would not be appropriate for the Fund at this time given the size of the Fund, the short-term nature of the Interim Advisory Agreement and the contemplated shareholder vote regarding a potential wind-down of the Fund. In addition, the Board noted that the Fund was unlikely to have the ability to raise additional assets during the term of the Interim Advisory Agreement. Considering the factors above, the Board concluded the absence of breakpoints in the management fee was acceptable and that any economies of scale that exist are adequately reflected in Atlas’ fee structure.

Indirect Benefits. The Board received and considered information regarding indirect benefits that Atlas may receive as a result of its relationship with the Fund. The Board further considered the reputational and/or marketing benefits Atlas may receive as a result of its association with the Fund. The Board took these indirect benefits into account when assessing the level of advisory fees to be paid to Atlas and concluded that any indirect benefits that Atlas might receive were reasonable.

The Fund is committed to protecting the personal information that it collects about individuals who are prospective, former, or current investors.

If you are located in a jurisdiction where specific laws, rules or regulations require the Fund to provide you with additional or different privacy-related rights beyond what is set forth below, then the Fund will comply with those specific laws, rules, or regulations.

Puerto Rico Residents Tax-Free Fund, Inc.	Privacy Policy

August 31, 2025

The Fund collects personal information for business purposes to process requests and transactions and to provide customer service. Personal information is obtained from the following sources:

•	Investor applications and other forms,
•	Written and electronic correspondence,
•	Telephone contacts,
•	Account history (including information about Fund transactions and balances in your accounts with the Distributor or our affiliates, other fund holdings in the UBS family of a funds and any affiliation with the Distributor and its affiliates),
•	Website visits,
•	Consumer reporting agencies.

The Fund limits access to personal information to those employees and service providers who need to know that information in order to process transactions and service accounts. The Fund maintains physical, electronic, and procedural safeguards to protect personal information.

The Fund may share the personal information described above for business purposes with a non-affiliated third party only if the entity is under contract to perform transaction processing, servicing, or maintaining investor accounts on behalf of the Fund. The Fund does not sell personal information to third parties for their independent use. The Fund may also disclose personal information to regulatory authorities or otherwise as permitted by law..

INVESTMENT ADVISER

ADMINISTRATOR

State Street Bank & Trust Co.
One Congress St
Boston MA 02114

UBS Trust Company of Puerto Rico
250 Muñoz Rivera Avenue
San Juan, Puerto Rico 00918

TRANSFER AGENT

Banco Popular de Puerto Rico
Popular Fiduciary Services
209 Muñoz Rivera Avenue
Popular Center, North Tower, 4th Floor
San Juan, Puerto Rico 00918

CUSTODIAN

State Street Bank & Trust Co.
One Congress St
Boston MA 02114

PUERTO RICO LEGAL COUNSEL

Ferraiouli LLC
250 Muñoz Rivera Avenue
San Juan, Puerto Rico 00918

U. S. LEGAL COUNSEL

McDermott, Will & Schulte, LLP
919 Third Avenue
New York, New York 10022

INDEPENDENT ACCOUNTANTS

Cohen & Company, Ltd.
1835 Market Street, 3rd Floor
Philadelphia, PA 19103

DIRECTORS AND OFFICERS

Ethan A Danial
Director

José R. Izquierdo II
Director

Mojdeh L. Khaghan
Director

Ian McCarthy
Director

Brent D. Rosenthal
Director

Paul Hopgood
President

Pedro Gonzalez
Treasurer

Ivelisse M. Ortiz Moreau
Secretary

Remember that:

•	Mutual Funds Shares are not bank deposits or FDIC insured.
•	Mutual Funds Shares are not obligations of or guaranteed by UBS Financial Services Inc. or any of their affiliates.
•	Mutual Funds Shares are subject to investment risks, including possible loss of the principal amount invested.

(b)       Not applicable.

Item 2. Code of Ethics.

(a)       Puerto Rico Residents Tax-Free Fund, Inc. (the “Fund” or “Registrant”) has adopted a code of ethics that applies to the Registrant’s principal executive officer and principal financial officer (the “Code”).

(b)       No disclosures are required by this Item 2(b).

(c)       During the period covered by this report, there were no amendments to the Code.

(d)       During the period covered by this report, there were no waivers granted by the Registrant to individuals covered by the Code.

(e)       Not applicable.

(f)       The Registrant’s Code of Ethics is attached hereto as Exhibit 19(a)(1).

Item 3. Audit Committee Financial Expert.

(a)(1) The Fund’s Board of Directors (the “Board”) has determined that the Registrant does not have an audit committee financial expert serving on its Audit Committee.

(a)(2) Not applicable.

(a)(3) The Board believes that the Audit Committee members collectively possess the experience and attributes necessary to oversee the Fund’s financial reporting, internal controls and audit process. The Board further believes that the current composition of the Audit Committee is sufficient for the scale and complexity of the Fund’s investments and operations.

Item 4. Principal Accountant Fees and Services.

Information provided in response to Item 4 includes amounts billed during the applicable time period for services rendered by Ernst & Young LLP (“E&Y”), the Registrant’s principal accountant, for the fiscal year ended August 31, 2025.

Effective August 22, 2025, the Registrant changed its principal accountant to Cohen & Company, Ltd. (“Cohen & Co.”). Cohen & Co. is the Registrant’s principal accountant for the fiscal year ended August 31, 2025.

(a)       Audit Fees – The aggregate fees billed for professional services rendered by Ernst & Young, LLP (“E&Y”) for the audit of the Registrant’s annual financial statements and for services that are normally provided by E&Y in connection with statutory and regulatory filings for the fiscal year ended August 31, 2024, were $54,783 and for the fiscal year ended August 31, 2025, were $0.

The aggregate fees billed for professional services rendered by Cohen & Co. for the audit of the Registrant’s annual financial statements and for services that are normally provided by Cohen & Co. in connection with statutory and regulatory filings for the fiscal year ended August 31, 2025 were $55,000.

(b)       Audit Related Fees – The aggregate fees billed for assurance and related services rendered by E&Y that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of this Item for the fiscal year ended August 31, 2024, were $0 and for the fiscal year ended August 31, 2025, were $0.

The aggregate fees billed for assurance and related services by Cohen & Co. that reasonably relate to the performance of the audit of the Registrant’s financial statements and are not reported as audit fees for the fiscal year ended August 31, 2025, were $0. These services consisted of one or more of the following: (i) agreed upon procedures related to compliance with Internal Revenue Code section 817(h), (ii) security counts required by Rule 17f-2 under the 1940 Act, (iii) advisory services as to the accounting or disclosure treatment of Registrant transactions or events and (iv) advisory services to the accounting or disclosure treatment of the actual or potential impact to the Registrant of final or proposed rules, standards or interpretations by the Securities and Exchange Commission, the Financial Accounting Standards Boards or other regulatory or standard-setting bodies.

There were no audit-related fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the fiscal years indicated above.

(c)       Tax Fees – The aggregate fees billed for professional services rendered by E&Y for tax compliance, tax advice, and tax planning in the form of preparation of excise filings and income tax returns for the fiscal year ended August 31, 2024, were $10,357 and for the fiscal year ended August 31, 2025 were $ 0.

The aggregate fees billed for professional services rendered by Cohen & Co. for tax compliance, tax advice and tax planning in the form of preparation of excise filings and income tax returns for the fiscal year ended August 31, 2025 were $0.

There were no tax fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the fiscal years indicated above.

(d)       All Other Fees – The aggregate fees billed for products and services provided by E&Y, other than the services reported in paragraphs (a) through (c) of this Item for the fiscal year ended August 31, 2024, were $0 and for the fiscal year ended August 31, 2025, were $0.

The aggregate fees billed for any other products or services provided by Cohen & Co. for the fiscal year ended August 31, 2025, other than the services reported in paragraphs (a) through (c) above were $0.

There were no “all other” fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the fiscal years indicated above.

(e)(1) Audit Committee Pre-Approval Policies and Procedures – The Charter of the Registrant’s Audit Committee requires that the Audit Committee pre-approve all audit and permissible non-audit services to be provided to the Registrant by the Registrant’s independent registered public accounting firm; provided, however, that the pre-approval requirement with respect to non-auditing services to the Registrant may be waived consistent with the exceptions provided for in the Securities Exchange Act of 1934, as amended (the “1934 Act”).

All the audit and tax services described above for which E&Y billed the Registrant fees for the fiscal years ended August 31, 2024, and August 31, 2025, were pre-approved by the Audit Committee. For the fiscal years ended August 31, 2024, and August 31, 2025, the Registrant’s Audit Committee did not waive the pre-approval requirement of any non-audit services to be provided to the Registrant by E&Y.

(e)(2) Not applicable.

(f)       Not applicable.

(g)       The aggregate non-audit fees billed by E&Y for services rendered to the Registrant, its investment adviser, and adviser affiliates that provide ongoing services to the Registrant for the fiscal year ended August 31, 2024, were $0, and for the fiscal year ended August 31, 2025, were $0. Non-audit fees disclosed pertain solely to UBS Asset Managers of Puerto Rico, a division of UBS Trust Company of Puerto Rico, and its affiliates. Popular Asset Management LLC had been a co-investment adviser to the Fund until June 17, 2024, when it resigned.

The aggregate fees billed by Cohen & Co. for non-audit services rendered to the Registrant, its investment adviser and any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the Registrant for the fiscal year ended August 31, 2025, other than those disclosed in (c) and (d) above, were $0.

(h)       The Audit Committee considered the provision of non-audit services that were rendered to the Registrant’s investment advisers and any entity controlling, controlled by, or under common control with the Registrant’s investment advisers that provides ongoing services to the Registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X and concluded that such services are compatible with maintaining the principal accountant’s independence.

(i)	Not applicable.

(j)       Not applicable.

Item 5. Audit Committee of Listed Registrants.

(a)	Not applicable.

(b)	Not applicable.

Item 6. Investments.

(a)       The Schedule of Investments is included as a part of the report to shareholders included under Item 1(a) of this Form N-CSR.

(b)       Not applicable.

Item 7. Financial Statements and Financial Highlights for Open-End Management Investment Companies

(a)       Not applicable.

(b)       Not applicable.

Item 8. Changes in and Disagreements with Accountants for Open-End Management Investment Companies

Not applicable.

Item 9. Proxy Disclosures for Open-End Management Investment Companies

Not applicable.

Item 10. Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies

Not applicable.

Item 11. Statement Regarding Basis for Approval of Investment Advisory Contract

The Statement Regarding Basis for Approval of Investment Advisory Contract is included as a part of the report to shareholders included under Item 1(a) of this Form N-CSR.

Item 12. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The Board has adopted a Proxy Voting Policy used to determine how the Fund votes proxies relating to their portfolio securities. Under the Fund’s Proxy Voting Policy, the Fund has, subject to the oversight of the Fund’s Board, delegated to the Fund’s investment adviser the following duties: (1) to make the proxy voting decisions for the Fund, subject to the exceptions described below; and (2) to assist the Fund in disclosing their respective proxy voting record as required by Rule 30b1-4 under the 1940 Act.

The Fund’s Chief Compliance Officer shall ensure that the Fund’s investment adviser has, in turn, adopted its own proxy voting policy, which it uses to vote proxies for its clients, including the Fund. In cases where a matter with respect to which the Fund was entitled to vote presents a conflict between the interest of the Fund’s shareholders, on the one hand, and those of the Fund’s investment adviser, principal underwriter, or an affiliated person of the Fund, its investment adviser, or principal underwriter, on the other hand, the Fund shall always vote in the best interest of the Fund’s shareholders. For purposes of the Fund’s Proxy Voting Policy, a vote shall be considered in the best interest of the Fund’s shareholders when a vote is cast consistent with the specific voting policy as set forth in the proxy voting policy of the Fund’s investment adviser (described below), provided such specific voting policy was approved by the Board.

1. General

The Fund believes that the voting of proxies is an important part of portfolio management as it represents an opportunity for shareholders to make their voices heard and to influence the direction of a company. The Fund is committed to voting corporate proxies in the manner that best serves the interests of the Fund’s shareholders.

2. Delegation to the Fund’s Investment Adviser

The Fund believes that its investment adviser is in the best position to make individual voting decisions for the Fund consistent with this Policy. Therefore, subject to the oversight of the Board, the Fund’s investment adviser is hereby delegated the following duties:

a) to make the proxy voting decisions for the Fund, in accordance with the proxy voting policy of the Fund’s investment adviser, except as provided herein; and

b) to assist the Fund in disclosing their respective proxy voting record as required by Rule 30b1-4 under the 1940 Act, including providing the following information for each matter with respect to which the Fund are entitled to vote: (a) information identifying the matter voted on; (b) whether the matter was proposed by the issuer or by a security holder; (c) whether and how the Fund cast its vote; and (d) whether the Fund cast its vote for or against management.

The Board, including a majority of the independent members of the Board, must approve each Adviser’s Proxy Voting and Disclosure Policy (the “Adviser Voting Policy”) as it relates to the Fund. The Board must also approve any material changes to the proxy voting policy of the Fund’s investment adviser no later than six (6) months after adoption by an Adviser.

3. Conflicts

In cases where a matter with respect to which the Fund was entitled to vote presents a conflict between the interest of the Fund’s shareholders, on the one hand, and those of the Fund’s investment adviser, principal underwriter, or an affiliated person of the Fund, its investment adviser, or principal underwriter, on the other hand, the Fund shall always vote in the best interest of the Fund’s shareholders. For purposes of this Policy a vote shall be considered in the best interest of the Fund’s shareholders when a vote is cast consistent with the specific voting policy as set forth in the proxy voting policy of the Fund’s investment adviser, provided such specific voting policy was approved by the Board.

Item 13. Portfolio Managers of Closed-End Management Investment Companies.

(a)(1) The following provides biographical information about Mr. Paul Hopgood who was primarily responsible for the day-to-day portfolio management of the Fund as of July 20, 2025.

Paul Hopgood, President of Atlas Asset Management LLC (the “Adviser”), has been a Portfolio Manager of the Fund since July 20, 2025 and joined the Adviser in September 2014. Prior to joining the Adviser, he was Chief Investment Officer and Portfolio Manager at Santander Asset Management from 2003–2014. At Santander, Mr. Hopgood was responsible for the oversight and management of 17 investment companies and the institutional fixed-income mandates. Mr. Hopgood was responsible for trading a range of products, from corporate, mortgage backed, municipal and equity securities to derivates, such as futures, options, interest rate and structured swaps. Prior to joining Santander, Mr. Hopgood was a portfolio analyst at Popular Asset Management and the Bank Trust engaged in the analysis of fixed-income securities, from 2001 to 2003 and 1999 to 2001, respectively. Mr. Hopgood holds a Bachelor of Business Administration with a concentration in Finance from the University of Puerto Rico. Mr. Hopgood is a CFA Charterholder (2006) and a CAIA Charterholder (2015).

(a)(2) The following table provides information about portfolios and accounts, other than the Fund, for which the Portfolio Manager is primarily responsible for the day-to-day portfolio management as of July 31, 2025:

(i) Name of Portfolio Manager	(ii) Type of Accounts	(ii) Number of Other Accounts Managed	(ii) Total Assets	(iii) Number of Accounts Managed for which Advisory Fee is Based on Performance	(iii) Total Assets for Which Advisory Fee is Based on Performance
Paul Hopgood	Registered Investment Companies	5	$324,616,000
	Other Pooled Investment Vehicles	—	$ 0	0	$ 0
	Other Accounts	12	$322,773,615	0	$ 0

Potential Material Conflicts of Interest. Investment decisions for the Fund and for other investment accounts managed by the Adviser are made independently of each other in light of differing considerations for the various accounts. However, the same investment decision may occasionally be made for the Fund and one or more accounts. In those cases, simultaneous transactions are inevitable. Purchases or sales are then averaged as to price and allocated between the Fund and the other account(s) as to amount in a manner deemed equitable to the Fund and the other account(s). While in some cases this practice could have a detrimental effect upon the price or value of the security as far as the Fund is concerned, or upon its ability to complete its entire order, in other cases it is believed that simultaneous transactions and the ability to participate in volume transactions will benefit the Fund.

(a)(3) Compensation. Portfolio Manager compensation consists of base and discretionary compensation that is not linked to account performance.

There are generally no differences between the methods used to determine compensation with respect to the Fund and the other accounts shown in the table above.

(a)(4) The following table sets forth the dollar range of equity securities beneficially owned by the Portfolio Manager of the Fund as of August 31, 2025:

Portfolio Manager	Dollar Range of Fund Shares Beneficially Owned
Paul Hopgood	None

(b)       Not applicable.

Item 14. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

During the twelve months ended August 31, 2025, there were no purchases made by or on behalf of the Registrant or any “affiliated purchaser”, as defined in Rule 10b-18(a)(3) under the 1934 Act, of shares or other units of any class of the Registrant’s equity securities that are registered by the Registrant pursuant to Section 12 of the 1934 Act.

Item 15. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board during the period covered by this Form N-CSR filing.

Item 16. Controls and Procedures.

(a)       The Fund’s principal executive and principal financial officers have concluded that the Fund’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act) are effective as of a date within 90 days of the filing date of this Form N-CSR based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the 1934 Act.

(b)       There were no changes in the Fund’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Fund’s internal control over financial reporting.

Item 17. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a)       Not applicable.

(b)       Not applicable.

Item 18. Recovery of Erroneously Awarded Compensation

(a)       Not applicable.

(b)       Not applicable.

Item 19. Exhibits.

(a)(1)		The Code of Ethics is filed herewith.

(a)(2)		Not applicable.

(a)(3)		The certifications of the Fund’s principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are filed herewith.

(a)(4)		Not applicable.

(a)(5)	(i)	Change in the registrant’s independent public accountant.
	(ii)	Letter from Ernst & Young LLP

(b)		The certifications of the Fund’s principal executive officer and principal financial officer pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

PUERTO RICO RESIDENTS TAX-FREE FUND, INC.

By: /s/ Paul Hopgood

Paul Hopgood

Vice President

Date: September 28, 2026

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: /s/ Paul Hopgood

Paul Hopgood

Vice President

Date: September 28, 2026

By: /s/ Pedro Gonzalez

Pedro Gonzalez

Treasurer

Date: September 28, 2026